SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 21, 2005


                            Heartland Partners, L.P.
               (Exact Name of Registrant as Specified in Charter)

              Delaware                       1-10520             36-3606475
    (State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
 of Incorporation or Organization)                           Identification No.)

330 N. Jefferson Court, Chicago, Illinois                          60661
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (312) 575-0400

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              _____________________

                        Section 2 - Financial Information

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On April 21, 2005, Heartland Partners, L.P. (the "Company") received a letter from the American Stock Exchange ("Amex"), dated April 20, 2004, notifying the Company that it was not in compliance with Section 1101 of the Amex Company Guide (and accordingly was not in compliance with the Amex continued listing standards) because the Company had not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "2004 Annual Report") with the Securities and Exchange Commission (the "SEC"). The letter states that the Company has until May 2, 2005 to file the 2004 Annual Report with the SEC. If the Company does not file the 2004 Annual Report by such date, the AMEX may commence a continuing listing evaluation and follow-up procedures. The Company is devoting substantial resources to complete and file the 2004 Annual Report with the SEC as soon as reasonably possible and to restore compliance with the AMEX continued listing standards.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

EXHIBIT                        DESCRIPTION
-------                        -----------

 99.1 Press Release of Heartland Partners, L.P. dated April 22, 2005 (filed herewith).








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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEARTLAND PARTNERS, L.P.


Date:  April 22, 2005                     By:  /s/ Lawrence S. Adelson
                                               ---------------------------------
                                               Lawrence S. Adelson
                                               Manager of HTI Interests, LLC,
                                               General Partner







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
                                  EXHIBIT INDEX

EXHIBIT                             DESCRIPTION
-------                             -----------

  99.1 Press Release of Heartland Partners, L.P. dated April 22, 2005(filed herewith).











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